Exhibit 10.52

EXECUTION VERSION

FIFTH AMENDMENT TO FINANCING AGREEMENT

This FIFTH AMENDMENT TO FINANCING AGREEMENT (this “Amendment”) is made and entered into as of February 11, 2016 by and among Rise SPV, LLC, a Delaware limited liability company (the “US Term Note Borrower”), as the US Term Note Borrower, Elevate Credit International Ltd., a company incorporated under the laws of England with number 05041905 f/k/a Think Finance (UK) Ltd. (the “UK Borrower”), as the UK Borrower, Elevate Credit Service, LLC, a Delaware limited liability company, as the US Last Out Term Note Borrower (“Elevate Credit”or the “US Last Out Term Note Borrower”), the Guarantors party hereto (such Guarantors, collectively with Elevate Credit and the Borrower, the “Credit Parties”), and Victory Park Management, LLC, as administrative agent and collateral agent for the Lenders and the Holders (in such capacity, the “Agent”). Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Financing Agreement.

WHEREAS, the Credit Parties, the Lenders and the Agent are parties to that certain Amended and Restated Financing Agreement dated as of August 15, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Financing Agreement”); and

WHEREAS, the Credit Parties and the Agent desire to amend certain provisions of the Financing Agreement on the terms set forth herein.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments to Financing Agreement. Subject to the terms and conditions of this Amendment, including the satisfaction of the conditions precedent set forth in Section 2 hereof, the Financing Agreement is amended as follows:

(a) The definition of “Maximum Commitment” set forth in Section 1.1 of the Financing Agreement is hereby amended by deleting such definition in its entirety and substituting the following therefor:

““Maximum Commitment” means $345,000,000, comprising (a) a “Maximum UK Commitment” of $50,000,000, (b) a “Maximum US Term Note Commitment” of $250,000,000 and (c) a “Maximum US Last Out Term Note Commitment” of $45,000,000.”

(b) Section 1.1 of the Financing Agreement is hereby further amended by adding the following definitions thereto in appropriate alphabetical order:

“Fifth Amendment” means that certain Fifth Amendment to Financing Agreement dated as of the Fifth Amendment Effective Date by and among Elevate Credit, the Subsidiaries of Elevate Credit party thereto, Agent and the Lenders party thereto.

“Fifth Amendment Additional US Last Out Term Notes” has the meaning set forth in Section 2.1(c).

“Fifth Amendment Additional US Last Out Term Note Commitment” has the meaning set forth in Section 2.1(c).

“Fifth Amendment Effective Date” means February 11, 2016.

“Public Offering” means a public offering of Capital Stock pursuant to a registration statement filed with the Securities and Exchange Commission or any successor or similar Governmental Authority.

(c) Section 2.1(c) of the Financing Agreement is hereby amended by deleting such section in its entirety and substituting the following therefor:

“(c) US Last Out Term Notes. The US Last Out Term Note Borrower previously authorized and issued to the Lenders (i) on the Restatement Closing Date senior secured last out term notes in the aggregate principal amount of $15,000,000, dated the date of issue thereof, maturing on the Maturity Date, bearing interest as provided in Section 2.2 below and in the form of Exhibit A-3 to the Financing Agreement, as in effect on the Restatement Closing Date (such notes, the “Original US Last Out Term Notes”, and the commitment of each applicable Lender to acquire such Original US Last Out Term Notes, collectively, the “Original US Last Out Term Note Commitments”), and (ii) on and after the Second Amendment Effective Date and prior to the Fifth Amendment Effective Date of additional senior secured last out term notes in the aggregate principal amount not to exceed $20,000,000, dated the date of issue thereof, maturing on the Maturity Date, bearing interest as provided in Section 2.2 below and in the form of Exhibit A-3 to the Financing Agreement, as in effect on the Second Amendment Effective Date (such notes, the “Additional US Last Out Term Notes” and the commitment of each applicable Lender to acquire such Additional US Last Out Term Notes, collectively, the “Additional US Last Out Term Note Commitments”). The US Last Out Term Note Borrower has authorized the issuance to the Lenders on the Fifth Amendment Effective Date of additional senior secured last out term notes in the aggregate principal amount not to exceed $10,000,000 (such notes, the “Fifth Amendment Additional US Last Out Term Notes” and, collectively with the Original US Last Out Term Notes and the Additional US Last Out Term Notes, the “US Last Out Term Notes”). The commitment of each Lender to purchase its pro rata share of Fifth Amendment Additional US Last Out Term Notes issued by the Borrower is set forth opposite such Lender’s name in column five (5) of Section 3 (US Last Out Term Notes) of the Schedule of Lenders attached hereto (such amount as the same may be reduced or increased from time to time in accordance with this Agreement, being referred to herein as such Lender’s “Fifth Amendment Additional US Last Out Term Note Commitment” and, collectively with the Original US Last Out Term Note Commitments and the Additional US Last Out Term Note Commitments, the “US Last Out Term Note Commitments” and the US Last Out Term Note

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Commitments, collectively with the US Term Note Commitments and the UK Term Note Commitments, the “Commitments”). The US Last Out Term Note Borrower shall repay the outstanding principal balance of the US Last Out Term Notes in full in cash on the Maturity Date, unless accelerated in accordance with Section 10.2 or redeemed or prepaid in accordance with Section 2.3. The US Last Out Term Note Borrower acknowledges and agrees that, as of the Fifth Amendment Effective Date, immediately prior to giving effect to the transactions contemplated by this Agreement, the aggregate outstanding principal balance of the US Last Out Term Notes is $35,000,000 (such entire principal balance consisting of Original US Last Out Term Notes and Additional US Last Out Term Notes). The US Last Out Term Note Borrower hereby (a) represents, warrants, agrees, covenants and reaffirms that it has no defense, set off, claim or counterclaim against the Agent, the Holders or the Lenders with regard to its Obligations under the Original US Last Out Term Notes and the Additional US Last Out Term Notes arising prior to the Fifth Amendment Effective Date and (b) reaffirms its obligation to repay the Original US Last Out Term Notes and the Additional US Last Out Term Notes in accordance with the terms and provisions of this Agreement and the other Transaction Documents. For purposes of clarification, the entire outstanding principal balance of the Original US Last Out Term Notes and the Additional US Last Out Term Notes as of the Fifth Amendment Effective Date shall be deemed to constitute a portion of the outstanding principal balance of the US Last Out Term Notes from and after the Fifth Amendment Effective Date, without constituting a novation. The US Last Out Term Note Borrower shall issue to the Lenders holding a Fifth Amendment Additional US Last Out Term Note Commitment, and such Lenders holding a Fifth Amendment Additional US Last Out Term Note Commitment shall purchase from the US Last Out Term Note Borrower, an aggregate principal amount of $10,000,000 of Fifth Amendment Additional US Last Out Term Notes on the Fifth Amendment Effective Date, upon the submission of such evidence as the Agent shall request to verify the satisfaction of the conditions set forth in Section 5.2 below.”

(d) Section 2.3(b) of the Financing Agreement is hereby amended by deleting clause (iii) of such section in its entirety and substituting the following therefor: [NOTE – CHANGES ARE IN BOLD AND UNDERLINED]

“(iii) On the date of receipt by any Credit Party or any of their Subsidiaries of any net cash proceeds in excess of $5,000,000 in the aggregate during the term of this Agreement from a capital contribution by any Person (other than a Subsidiary of Elevate Credit) to, or the issuance to any Person (other than a Credit Party or a Subsidiary of a Credit Party) of any Equity Interests of any Credit Party or any of their Subsidiaries, including, without limitation, in connection with a Public Offering, the Borrowers shall prepay the Notes as set forth in Section 2.3(e) in an aggregate amount equal to 100% of such net cash proceeds.”

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(e) Section 10.5(b) of the Financing Agreement is hereby amended by deleting such section in its entirety and substituting the following therefor: [NOTE – CHANGES ARE IN BOLD AND UNDERLINED]

“(b) Following the occurrence and during the continuance of an Event of Default, any and all voluntary and mandatory, payments, prepayments or redemptions made in respect of the Obligations shall be delivered to the Agent and shall be applied in the following order: first, to all fees, costs, indemnities, liabilities, obligations and expenses incurred by or owing to Agent with respect to this Agreement, the other Transaction Documents or the Collateral; second, to accrued and unpaid interest on the First Out Notes on a pro rata basis with respect to the outstanding First Out Notes; third, to the principal amount of the First Out Notes and to any Prepayment Premium thereon then due and owing on a pro rata basis with respect to the outstanding First Out Notes; fourth, to accrued and unpaid interest on the US Last Out Term Notes on a pro rata basis with respect to the outstanding US Last Out Term Notes; and fifth, to the principal amount of the US Last Out Term Notes and to any Prepayment Premium thereon then due and owing on a pro rata basis with respect to the US Last Out Term Notes.”

(f) Section 3 (US Last Out Term Notes) of the Schedule of Lenders to the Financing Agreement is hereby amended and replaced by Exhibit I attached to this Amendment.

2. Conditions Precedent. This Amendment shall become effective upon the satisfaction in full of each of the following conditions:

(a) the Borrowers shall have executed and delivered, or caused to be delivered, to the Agent evidence satisfactory to the Agent that the Borrowers shall pay to the Agent on the date hereof (the “Fifth Amendment Effective Date”) all fees and other amounts due and owing thereon under this Amendment and the other Transaction Documents;

(b) the representations and warranties of the Credit Parties contained herein and in the Financing Agreement shall be true and correct except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date; and

(c) no Event of Default shall have occurred and be continuing or would result from the transaction contemplated hereby.

3. General Release. In consideration of the Agent’s agreements contained in this Amendment, each Credit Party hereby irrevocably releases and forever discharge the Lenders, the Holders and the Agent and their affiliates, subsidiaries, successors, assigns, directors, officers, employees, agents, consultants, attorneys, managers, investment managers, principles and portfolio companies (each, a “Released Person”) of and from any and all claims, suits, actions, investigations, proceedings or demands, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which such Credit Party ever had or now has against Agent, any Lender, any Holder or any other Released Person which relates, directly or indirectly, to any acts or omissions of Agent, any Lender, any Holder or any other Released Person relating to the Financing Agreement or any other Transaction Document on or prior to the date hereof.

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4. Representations and Warranties of the Credit Parties. To induce the Agent to execute and deliver this Amendment, each Credit Party represents, warrants and covenants that:

(a) The execution, delivery and performance by each Credit Party of this Amendment and all documents and instruments delivered in connection herewith have been duly authorized by all necessary action required on its part, and this Amendment and all documents and instruments delivered in connection herewith are legal, valid and binding obligations of such Credit Party enforceable against such Credit Party in accordance with its terms except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(b) each of the representations and warranties set forth in the Transaction Documents is true and correct on and as of the date hereof as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date, and each of the agreements and covenants in the Transaction Documents is hereby reaffirmed with the same force and effect as if each were separately stated herein and made as of the date hereof.

(c) Neither the execution, delivery and performance of this Amendment nor the consummation of the transactions contemplated hereby or thereby does or shall (i) result in a violation of any Credit Party’s certificate of incorporation, certificate of formation, bylaws, limited liability company agreement or other governing documents, or the terms of any Capital Stock or other Equity Interests of any Credit Party; (ii) conflict with, or constitute a breach or default (or an event which, with notice or lapse of time or both, would become a breach or default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which any Credit Party is a party; (iii) result in any “price reset” or other material change in or other modification to the terms of any Indebtedness, Equity Interests or other securities of any Credit Party; or (iv) result in a violation of any law, rule, regulation, order, judgment or decree.

(d) no Event of Default has occurred or is continuing under this Amendment or any other Transaction Document.

5. Ratification of Liability. Each Credit Party, as debtor, grantor, pledgor, guarantor, assignor, or in other similar capacity in which such party grants liens or security interests in its properties or otherwise acts as an accommodation party or guarantor, as the case may be, under the Transaction Documents, hereby ratifies and reaffirms all of its payment and performance obligations and obligations to indemnify, contingent or otherwise, under each Transaction Document to which such party is a party, and each such party hereby ratifies and reaffirms its grant of liens on or security interests in its properties pursuant to such Transaction Documents to which it is a party as security for the obligations under or with respect to the Financing Agreement, the Notes and the other Transaction Documents, and confirms and agrees that such liens and security interests hereafter secure all of the obligations under the Transaction

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Documents, including, without limitation, all additional obligations hereafter arising or incurred pursuant to or in connection with this Amendment or any Transaction Document. Each Credit Party further agrees and reaffirms that the Transaction Documents to which it is a party now apply to all obligations as modified hereby (including, without limitation, all additional obligations hereafter arising or incurred pursuant to or in connection with this Amendment or any Transaction Document). Each such party (a) further acknowledges receipt of a copy of this Amendment and all other agreements, documents, and instruments executed or delivered in connection herewith, (b) consents to the terms and conditions of same, and (c) agrees and acknowledges that each of the Transaction Documents, as modified hereby, remains in full force and effect and is hereby ratified and confirmed. Except as expressly provided herein, the execution of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender, any Holder or the Agent, nor constitute a waiver of any provision of any of the Transaction Documents nor constitute a novation of any of the obligations under the Transaction Documents.

6. Reference to and Effect Upon the Transaction Documents.

(a) Except as specifically amended hereby, all terms, conditions, covenants, representations and warranties contained in the Transaction Documents, and all rights of the Lenders, the Holders and the Agent and all of the obligations under the Transaction Documents, shall remain in full force and effect. Each Credit Party hereby confirms that the Transaction Documents are in full force and effect, and that no Credit Party has any right of setoff, recoupment or other offset or any defense, claim or counterclaim with respect to any Transaction Document or the Credit Parties’ obligations thereunder.

(b) Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment and any consents or waivers set forth herein shall not directly or indirectly: (i) create any obligation to make any further loans or to defer any enforcement action after the occurrence of any Event of Default; (ii) constitute a consent or waiver of any past, present or future violations of any Transaction Document; (iii) amend, modify or operate as a waiver of any provision of any Transaction Document or any right, power or remedy of any Lender, any Holder or the Agent or (iv) constitute a course of dealing or other basis for altering any obligations under the Transaction Documents or any other contract or instrument. Except as expressly set forth herein, each Lender, each Holder and the Agent reserve all of their rights, powers, and remedies under the Transaction Documents and applicable law. All of the provisions of the Transaction Documents, including, without limitation, the time of the essence provisions, are hereby reiterated, and if ever waived previously, are hereby reinstated.

(c) From and after the date hereof, (i) the term “Agreement” in the Financing Agreement, and all references to the Financing Agreement in any Transaction Document shall mean the Financing Agreement, as amended by the First Amendment, as further amended by the Second Amendment, as further amended by the Third Amendment and as further amended by this Amendment, and (ii) the term “Transaction Documents” defined in the Financing Agreement shall include, without limitation, the First Amendment, the Second Amendment, the Third Amendment, this Amendment and any agreements, instruments and other documents executed or delivered in connection herewith.

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7. Costs and Expenses. In addition to, and not in lieu of, the terms of the Transaction Documents relating to the reimbursement of the Lenders’, the Holders’ and the Agent’s fees and expenses, the Credit Parties shall reimburse each Lender, each Holder and the Agent, as the case may be, promptly on demand for all fees, costs, charges and expenses, including the fees, costs and expenses of counsel and other expenses incurred in connection with this Amendment.

8. Governing Law; Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be governed by the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Wilmington, Delaware, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Amendment and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

9. No Strict Construction. The language used in this Amendment will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

10. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Signatures of the parties hereto transmitted by facsimile or by electronic media or similar means shall be deemed to be their original signature for all purposes.

11. Severability. The invalidity, illegality, or unenforceability of any provision in or obligation under this Amendment in any jurisdiction shall not affect or impair the validity, legality, or enforceability of the remaining provisions or obligations under this Amendment or of such provision or obligation in any other jurisdiction. If feasible, any such offending provision shall be deemed modified to be within the limits of enforceability or validity; provided that if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Amendment in all other respects shall remain valid and enforceable.

12. Further Assurances. The parties hereto shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Amendment and the consummation of the transactions contemplated hereby.

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13. Headings. The headings of this Amendment are for convenience of reference and shall not form part of, or affect the interpretation of, this Amendment.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on the day and year first above written.

US TERM NOTE BORROWER:

RISE SPV, LLC, a Delaware limited liability company, as the US Term Note Borrower

By:	Elevate Credit, Inc., a Delaware Corporation, its Sole Member

By:	/s/ Kenneth E. Ress
Name:	Kenneth E. Rees
Title:	President

UK BORROWER:

ELEVATE CREDIT INTERNATIONAL LTD., a company incorporated under the laws of England with number 05041905 f/k/a THINK FINANCE (UK) LTD., as the UK Term Note Borrower

By:	/s/ Kenneth E. Ress
Name:	Kenneth E. Rees
Title:	Chairman

US LAST OUT TERM NOTE BORROWER:

ELEVATE CREDIT SERVICE, LLC, a Delaware limited liability company, as the US Last Out Term Note Borrower

By:	Elevate Credit, Inc., as Sole Member

By:	/s/ Kenneth E. Ress
Name:	Kenneth E. Rees
Title:	President

Fifth Amendment to Financing Agreement (Rise)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on the day and year first above written.

OTHER CREDIT PARTIES:

ELEVATE CREDIT, INC., a Delaware corporation

By:	/s/ Kenneth E. Rees
Name:	Kenneth E. Rees
Title:	President

PRESTA HOLDINGS, LLC
ELASTIC FINANCIAL, LLC
ELEVATE DECISION SCIENCES, LLC
RISE CREDIT, LLC
FINANCIAL EDUCATION, LLC
ELEVATE CREDIT SERVICE, LLC

By:	Elevate Credit, Inc., as Sole Member of each of the above-named entities

By:	/s/ Kenneth E. Rees
Name:	Kenneth E. Rees
Title:	President

RISE CREDIT SERVICES OF OHIO, LLC
RISE CREDIT SERVICES OF TEXAS, LLC

By:	RISE Credit, LLC, as Sole Member of each of the above-named entities
By:	Elevate Credit, Inc., as its Sole Member

By:	/s/ Kenneth E. Rees
Name:	Kenneth E. Rees
Title:	President

Fifth Amendment to Financing Agreement (Rise)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on the day and year first above written.

PAYDAY ONE, LLC
RISE FINANCIAL, LLC
RISE CREDIT OF ALABAMA, LLC
RISE CREDIT OF CALIFORNIA, LLC
RISE CREDIT OF DELAWARE, LLC
RISE CREDIT OF GEORGIA, LLC
RISE CREDIT OF IDAHO, LLC
RISE CREDIT OF KANSAS, LLC
RISE CREDIT OF ILLINOIS, LLC
RISE CREDIT OF MISSISSIPPI, LLC
RISE CREDIT OF MISSOURI, LLC
RISE CREDIT OF NEVADA, LLC
RISE CREDIT OF NEW MEXICO, LLC
RISE CREDIT OF NORTH DAKOTA, LLC
RISE CREDIT OF SOUTH CAROLINA, LLC
RISE CREDIT OF SOUTH DAKOTA, LLC
RISE CREDIT OF UTAH, LLC
RISE CREDIT OF VERMONT, LLC
RISE CREDIT OF VIRGINIA, LLC
RISE CREDIT OF ARIZONA, LLC
RISE CREDIT OF COLORADO, LLC
RISE CREDIT OF MARYLAND, LLC
RISE CREDIT OF OKLAHOMA, LLC
RISE CREDIT OF OREGON, LLC
RISE CREDIT OF NEBRASKA, LLC
RISE CREDIT OF LOUISIANA, LLC
RISE CREDIT OF TEXAS, LLC

By:	RISE SPV, LLC, as Sole Member of each of the above-named entities
By:	Elevate Credit, Inc., as its Sole Member

By:	/s/ Kenneth E. Rees
Name:	Kenneth E. Rees
Title:	President

Fifth Amendment to Financing Agreement (Rise)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on the day and year first above written.

ELASTIC@WORK, LLC
ELEVATE@WORK ADMIN, LLC
ELEVATE@WORK, LLC

By:	Elastic Financial, LLC, as Sole Member of each of the above-named entities
By:	Elevate Credit, Inc., as its Sole Member

By:	/s/ Kenneth E. Rees
Name:	Kenneth E. Rees
Title:	President

Fifth Amendment to Financing Agreement (Rise)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on the day and year first above written.

AGENT:

VICTORY PARK MANAGEMENT, LLC

By:	/s/ Scott R. Zemnick
Name:	Scott R. Zemnick
Title:	Authorized Signatory

Fifth Amendment to Financing Agreement (Rise)

Agreed to and acknowledged as of the date first above written by:

VPC SPECIAL OPPORTUNITIES FUND III ONSHORE, L.P., as a Lender in respect of the Fifth Amendment Additional US Last Out Term Notes

By:	VPC Special Opportunities Fund III GP, L.P.
Its:	General Partner

By:	VPC Special Opportunities III UGP, LLC
Its:	General Partner

By:	/s/ Scott R. Zemnick
Name:	Scott R. Zemnick
Title:	General Counsel

Fifth Amendment to Financing Agreement (Rise)

EXHIBIT I

3.	US Last Out Term Notes

(1)	(2)	(3)	(4)	(5)
Lender	Address and Facsimile Number	Commitment to Fund Draws under Original US Last Out Term Notes:	Commitment to Purchase Additional US Last Out Term Notes:	Commitment to Purchase Fifth Amendment Additional US Last Out Term Notes:
VPC Specialty Finance Fund I, L.P.	227 W. Monroe Street Suite 3900 Chicago, IL 60606 Telephone: 312.705.2786 Facsimile: 312.701.0794 Attention: Scott R. Zemnick E-mail: szemnick@vpcadvisors.com With a copy to: Katten Muchin Rosenman LLP 525 West Monroe Street Chicago, IL 60661 Telephone: (312) 902-5297 (312) 902-5495 Facsimile: (312) 577-8964 (312) 577-8854 Attention: Mark R. Grossmann Scott E. Lyons E-mail: mg@kattenlaw.com scott. lyons@kattenlaw. com	$15,000,000	$20,000,000	$0

VPC Special Opportunities Fund III Onshore, L.P.	227 W. Monroe Street Suite 3900 Chicago, IL 60606 Telephone: 312.705.2786 Facsimile: 312.701.0794 Attention: Scott R. Zemnick E-mail: szemnick@vpcadvisors.com With a copy to: Katten Muchin Rosenman LLP 525 West Monroe Street Chicago, IL 60661 Telephone: (312) 902-5297 (312) 902-5495 Facsimile: (312) 577-8964 (312) 577-8854 Attention: Mark R. Grossmann Scott E. Lyons E-mail: mg@kattenlaw.com scott.lyons@kattenlaw.com	$0	$0	$10,000,000

Fifth Amendment to Financing Agreement (Rise)

(1)	(2)	(3)	(4)	(5)
Lender	Address and Facsimile Number	Commitment to Fund Draws under Original US Last Out Term Notes:	Commitment to Purchase Additional US Last Out Term Notes:	Commitment to Purchase Fifth Amendment Additional US Last Out Term Notes:
		Aggregate Commitment to Fund Draws under Original US Last Out Term Notes: $15,000,000[1]	Aggregate Commitment to Purchase Additional US Last Out Term Notes: $20,000,000[2]	Aggregate Commitment to Purchase Fifth Amendment Additional US Last Out Term Notes: $10,000,000

[1]	For purposes of clarification, the entire Commitment to fund draws under the Original US Last Out Term Notes was made on the Restatement Closing Date.
[2]	For purposes of clarification, the entire Commitment to fund draws under the Additional US Last Out Term Notes was made on and after the Second Amendment Effective Date and prior to the Fifth Amendment Effective Date.

Fifth Amendment to Financing Agreement (Rise)